UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 14, 2009 (May 14, 2009)

Date of Report (Date of earliest event reported)

Protective Life Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11339	95-2492236
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of principal executive offices and zip code)

(205) 268-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Protective Life Corporation (the “Company”) is filing with this current report the consent of its independent registered public accounting firm (the “Independent Accountant”) to the incorporation by reference in the Company’s Registration Statement on Form S-3 (File No. 333-151976) of the Independent Account’s report dated February 27, 2009, relating to the consolidated financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which appears in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and the Independent Accountant’s consent to the reference to the Independent Accountant under the heading “Experts” in such Registration Statement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

23.1 - Consent of Independent Registered Public Accounting Firm

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROTECTIVE LIFE CORPORATION
/s/Steven G. Walker
Steven G. Walker
Senior Vice President, Controller and Chief Accounting Officer

Dated: May 14, 2009

EXHIBIT INDEX

Exhibit
23.1	Consent of Independent Registered Public Accounting Firm